SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): December 7, 2009

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.
 (Exact Name Of Registrant As Specified In Charter)

DELAWARE	333-71748	11-3460949
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

Four Tower Bridge
200 Barr Harbor Drive, Ste. 400
West Conshohocken, PA  19428
 (Address Of Principal Executive Offices)

Phone number: 866-629-7646
 (Issuer Telephone Number)

Xiom Corp.
78 Lamar Street
West Babylon, New York 11704
(631) 643-4400
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01          Entry into a Material Definitive Agreement

On December 7, 2009, Environmental Infrastructure Holdings Corp. (the “Company”), and its wholly owned subsidiary, XIOM Corp. (“XIOM”), entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) dated as of December 7, 2009, by and among the Company, XIOM, and each of the persons who held membership interests (collectively, the “Sellers”) in Equisol, LLC (“Equisol”).  Pursuant to the Purchase Agreement, the Company acquired all of the issued and outstanding membership interests of Equisol, and in exchange, the Sellers received shares of common stock of the Company representing forty percent (40%) of the issued and outstanding shares of the common stock of the Company on a fully diluted basis (the “Acquisition”).

As is more thoroughly described under Item 8.01 below, in connection with the Acquisition and immediately prior thereto, XIOM reorganized into a holding company structure, with XIOM becoming a wholly owned subsidiary of the Company, and the Company becoming the public reporting company.

As a condition to the closing of the Acquisition, the Company and XIOM raised a total of $705,000 in capital for working capital purposes of the Company.

The Purchase Agreement contains customary representations, warranties and covenants (including indemnification covenants) of the Company, XIOM and the Sellers.

Each of Michael D. Parrish, President and CEO of Equisol, and Kurt M. Given, Chief Operating Officer of Equisol, is a Seller under the Purchase Agreement.  As a result of the Acquisition, Messrs. Parrish and Given will own approximately 24% and 14%, respectively, of the issued and outstanding common stock of the Company.  Upon the completion of the Acquisition, Messrs. Parrish and Given were elected to the Board of Directors of the Company, and Mr. Parrish was named President, CEO and Chairman of the Company.

Equisol is an equipment solutions provider, delivering environmentally friendly products, services and engineering solutions to its customers.  Equisol has a broad range of services, including those identified below, and a national presence that makes it different from any other consulting, manufacturing, distribution, engineering or service company in the environmental industry.

Consulting - On-site system reviews/audits and phone consultation services to answer questions on existing equipment systems to help customers determine the best available technology for their application needs.

Design - Equipment solutions that meet both customer's application needs and their budgets. These solutions can range from simple feed and control systems to full turn-key equipment packages.

Sales - Access to a wide range of products that represent the best available technology in the water industry. Equisol’s model is unique because Equisol can procure from many different suppliers instead of being tied to a few key principle suppliers that may not have the best solution for an application. Equisol can sell complete equipment systems, basic Maintenance, Repair, and Operations (MRO) components, or spare parts depending upon the need of a customer.

Fabrication - In order to eliminate the need to build equipment systems on-site from many different pieces and parts, Equisol can have systems fabricated as a complete turn-key skid and delivered to the plant. This provides a way to test the equipment prior to delivery and decrease the time needed for installation. Complete documentation, drawings, and system P&IDs are provided for each system.

Installation - Equisol uses its expertise to make sure the right equipment is installed correctly every time. With installation, Equisol also offer start-up and commissioning services as well as operator training.  Equisol also has certified tank installers on staff to meet storage compliance and certification needs of customers.

Services - Both preventative maintenance and emergency response services to ensure customers’ automation and instrumentation equipment is functioning properly.

A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01          Completion of Acquisition or Disposition of Assets

The information relating to the Company’s acquisition of Equisol described in Item 1.01, which is incorporated herein by reference.

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

In connection with the Acquisition, Andrew B. Mazzone resigned as President and CEO of each of the Company and XIOM.  Mr. Mazzone will continue to serve as a member of Board of Directors of each of the Company and XIOM.  Additionally, Thomas Gardega resigned as a director and as Secretary of each of the Company and XIOM.

Effective as of December 7, 2009, the following individuals were elected to the Board of Directors of the Company:

Name	Age	Position
Michael D. Parrish	46	Chairman of the Board of Directors/CEO, President
Gregory N. Moore	59	Director and Chairman of the Audit Committee of the Board of Directors
Andrew B. Mazzone	68	Director
James W. Zimbler	44	Secretary/Director
Kurt M. Given	45	Treasurer/Director

Michael D. Parrish
In connection with the Acquisition, the Company entered into an Employment Agreement dated as of December 7, 2009 (the “Employment Agreement”) with Michael D. Parrish, the President and CEO of Equisol and a Seller under the Purchase Agreement.  Under the terms of the Employment Agreement, Mr. Parrish will be employed as the President and CEO of the Company for an initial term of two (2) years, which term may be extended for an additional one-year.  The initial term of employment commenced on the closing date of the Acquisition.  Mr. Parrish will also serve as the Chairman of the Board of Directors of the Company.  Mr. Parrish will have an annual base salary of $175, 000, and he is also eligible to receive discretionary performance bonuses.

Mr. Parrish has extensive operational and general management experience; his focus is on financial performance and strategic alliances.  Mr. Parrish has over 24 years of leadership and finance experience in a variety of global firms.  Prior to Equisol, Mr. Parrish held various executive positions in several General Electric Companies where he served in positions such as General Manager for global logistics and services for GE’s Water business, and, earlier, as Managing Director for GE Capital specializing in ecommerce, six sigma, and productivity of several of GE’s equipment management groups.  Prior to GE, Mr. Parrish served for 14 years active duty in the U.S. Army where he held various leadership positions of increasing responsibility as an Army Aviator culminating as a member of the Army Acquisition Corps.  Mr. Parrish has a Bachelor’s degree in Engineering from the U.S. Military Academy at West Point as well as a Masters Degree in Astronautical Engineering from Stanford University and an MBA with honors from the Wharton School at the University of Pennsylvania.   He is the current President of the West Point Society of Philadelphia and serves on the boards of the USO of SE PA/NJ and the Delaware Valley Industrial Resources Council.

Gregory N. Moore
Gregory N. Moore, has over 25 years of senior management experience in major multi-national companies and extensive international experience in major worldwide markets.  He served as the Senior Vice President and Controller of YUM! Brands, Inc. from 2003 to 2005.  Prior thereto, Mr. Moore was the Vice President and General Auditor of Yum from 1997 to 2003.  Before that, he was with PepsiCo, Inc. and held the position of Vice President and Controller of Taco Bell and Controller of PepsiCo Wines and Spirits International.  Since retiring, he has been a frequent speaker and lecturer and currently sits on two boards:  Texas Roadhouse, Inc. (NASDAQ) serving as Chairman of the Audit Committee and Nominating & Corporate Governance Committee, and as a member of the Compensation Committee; and 3 Day Blinds, a privately held company owned by two private equity firms, for which he chairs the Audit Committee.

Andrew B. Mazzone
Mr. Mazzone was Chairman and President of Xiom Corp since its inception in 1998 until October 30, 2009, when he stepped down as Chairman and President and assumed the position of Director.  Mr. Mazzone was the President of TTI at the time of the spin-out.  He resigned as Sole Officer and Director of TTI on November 1, 2001.  Thereafter, TTI acquired and changed its name to Steam Clean USA, Inc. on or about August 15, 2002.  On July 1, 2003, Steam Clean USA, Inc. acquired Humana Trans Services Group, Ltd.  At this point Mr. Mazzone was invited to become Chairman of the Board of Directors.  He served in that position until January 2004, when he resigned as Chairman but remained as a Director and until May 5, 2004, when he resigned from the Board entirely.  From 1970 until February 15, 1995, Mr. Mazzone was employed by Metco, Westbury, NY, a subsidiary of the Perkin Elmer Corp., a holding company, which subsidiary, Metco, was engaged in the business of development of metal spraying and metal powders.  Mr. Mazzone, as President, resigned from Sulzer Metco after the acquisition of the Company in 1995.  From 1995 to October, 2001 Mr. Mazzone was President of Thermaltec International.

At Metco, Mr. Mazzone held various positions, including as Director of Logistics, Director of Sales and Marketing, Director of Manufacturing, Executive Vice President and President.

Mr. Mazzone has degrees from Babson College, Babson Park, Massachusetts, in finance and an advanced degree in economics, with a specialty in economic history.

James W. Zimbler
James W. Zimbler, has been a principal of Keystone Capital Resources, LLC, since its inception in March 2004.  Keystone is involved as a consultant in the mergers and acquisitions of public companies and consulting for private companies that wish to access the public markets.  Prior to becoming a founding member of Keystone, he was involved in consulting for capital raising, re-capitalization and mergers and acquisitions for various clients.  Mr. Zimbler was one of the initial shareholders in Accountabilities, Inc., f/k/a Human Trans Services Holding Corp (“ACBT”).   Mr. Zimbler has recently focused his energies in the field of turnarounds of small emerging private and public companies.  He has served on the Board of Directors and/or Officer of several companies since 2000.

Kurt M. Given
Kurt M. Given, is responsible for the day-to-day business functions and operations of Equisol, including marketing, technology, and linking together sales, administration, and customer relationships. With 20 years of water treatment experience at GE Betz, he has held positions in engineering and management for both the chemical and feed equipment product lines. From 1999 to 2002, he was group Leader and Product Manager for the Equipment team, overseeing all activities including pricing, marketing, profitability, capital equipment, contracts and product management. He has a bachelor of Science degree in Chemical Engineering from Pennsylvania State University and holds a patent for dust control foam generation.

Section 7 – Regulation FD

Item 7.01          Regulation FD Disclosure.

The Company has relocated its Executive/Corporate offices as follows:

Four Tower Bridge
200 Barr Harbor Drive, Ste. 400
West Conshohocken, PA  19428
phone: 866-629-7646
fax: 215-827-5384

Manufacturing continues to remain in West Babylon, New York

Section 8 - Other Events.

Item 8.01          Other Events.

On December 7, 2009, XIOM reorganized its operations into a holding company structure (the “Reorganization”) whereby XIOM became a direct wholly owned subsidiary of the Company pursuant to an Agreement and Plan of Merger pursuant to Section 251(g) of the Delaware General Corporation Law (the “Merger Agreement”) dated as of December 7, 2009, by and among the Company, XIOM and EIHC Merger Co. (“Merger Sub”).

To effect the Reorganization, XIOM formed the Company as a wholly owned subsidiary, which in turn formed Merger Sub as a wholly owned subsidiary.  Pursuant to the Merger Agreement, Merger Sub then merged with and into XIOM (the “Merger”), with XIOM being the surviving entity.  In the Merger, each share of the common stock of Merger Sub issued and outstanding immediately prior to the Merger and held by the Company was converted into and exchanged for a share of XIOM common stock, par value $0.0001 (an “XIOM Common Share”), and Merger Sub’s corporate existence ceased.  Each XIOM Common Share issued and outstanding immediately prior to the Reorganization converted into and was exchanged for one common share, par value $0.0001 per share, of the Company (a “Company Common Share”), having the same rights, powers, preferences, qualifications, limitations and restrictions as the stock being converted and exchanged.  Immediately after the Merger, the Company Common Shares existing prior to the Merger were cancelled.

The certificate of incorporation and bylaws of the Company are identical to those of XIOM (other than provisions regarding certain technical matters, as permitted by Section 251(g) of the Delaware General Corporation Law), and the directors and officers of the Company are identical to the directors and officers of XIOM immediately prior to consummation of the Merger. XIOM’s stockholders will not recognize gain or loss for United States federal income tax purposes upon the conversion of the XIOM Common Shares.
The Company is the successor issuer of XIOM for purposes of the Securities Act of 1933, as amended, and the filings made by XIOM thereunder.  Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Company is the successor issuer of XIOM with respect to XIOM Common Shares, which were registered pursuant to Section 12(g) of the Act. Pursuant to such rule, the Company Common Shares deemed to be registered pursuant to Section 12(g) of the Act.

The Company will be filing the necessary documentation with FINRA to effectuate the name change and have a new symbol assigned.

On December 7, 2009, the Company issued a press release relating to the Reorganization.  A copy of the press release is attached as Exhibit 99.1.

The foregoing description of the Reorganization and the Merger is qualified in its entirety by reference to the Agreement and Plan of Reorganization filed as Exhibit 2.1 hereto, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01 for the periods specified in Rule 8-04(b) of Regulation S-X for smaller reporting companies will be filed by amendments to this Current Report on Form 8-K within 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01 for the periods specified in Rule 8-05 of Regulation S-X for smaller reporting companies will be filed by amendments to this Current Report on Form 8-K within 71 calendar days after the date of this Current Report on Form 8-K.

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K:
Exhibit 2.1	Agreement and Plan of Merger dated December 7, 2009, by and among Environmental Infrastructure Holdings Corp., XIOM Corp. and EIHC Merger Co.

Exhibit 3.1	Certificate of Incorporation of Environmental Infrastructure Holdings Corp.

Exhibit 3.2	Bylaws of Environmental Infrastructure Holdings Corp.

Exhibit 99.1	Press Release issued by Environmental Infrastructure Holdings Corp. on December 7, 2009, relating to the holding company reorganization and the acquisition of Equisol, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

By:	/s/ Michael D. Parrish
Michael D. Parrish
President and CEO

Dated: December 11, 2009